UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2021

RE/MAX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36101	80-0937145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5075 South Syracuse Street

Denver, Colorado 80237

(Address of principal executive offices, including Zip code)

(303) 770-5531

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock $0.0001 par value per share	RMAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure. *

RE/MAX Holdings, Inc. (the “Company”) is holding a conference call and webcast and making a presentation to investors regarding the previously announced agreement to acquire the North American operations of RE/MAX INTEGRA. A copy of the investor presentation is attached as Exhibit 99.1 and incorporated herein by reference. The call and webcast will be held at 8:30 a.m. eastern time on June 4, 2021, and interested parties may join through this link: http://www.directeventreg.com/registration/event/1581748. A link to the webcast is also available on the Investor Relations section of the Company’s website at http://investors.remax.com.

Item 9.01. Financial Statements and Exhibits. *

Exhibit No.	Description
99.1	Investor Presentation, dated June 4, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The information contained in Items 7.01 and 9.01 of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by the use of words such as “believe,” “intend,” “expect,” “estimate,” “plan,” “outlook,” “project,” “anticipate,” “may,” “will,” “would” and other similar words and expressions that predict or indicate future events or trends that are not statements of historical matters. Forward-looking statements include statements related to: the acquisition of the RE/MAX INTEGRA North American regions, including statements about the closing of the acquisition and benefits of the transaction; agent count; franchise sales; revenue; operating expenses; capital structure; financial projections; return of capital; non-GAAP financial measures; expansion of technology offerings in Canada; and the Company’s strategic and operating plans and business models. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily accurately indicate the times at which such performance or results may be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include the global COVID-19 pandemic, which continues to pose significant and widespread risks to the Company’s business, including the Company’s agents, loan originators, franchisees, and employees, as well as home buyers and sellers. Other important risks and uncertainties include, without limitation, (1) the pending Acquisition may not be consummated on the terms described herein, if at all, (2) the Company’s ability to successfully close the Acquisition and financing of the Acquisition and to integrate the acquired regions into its business, (3) the intended benefits of the Acquisition may not be realized, (4) the global COVID-19 pandemic, which has impacted the Company and continues to pose significant and widespread risks to the Company’s business, (5) changes in the real estate market or interest rates and availability of financing, (6) changes in business and economic activity in general, (7) the Company’s ability to attract and retain quality franchisees, (8) the Company’s franchisees’ ability to recruit and retain real estate agents and mortgage loan originators, (9) changes in laws and regulations, (10) the Company’s ability to enhance, market, and protect the RE/MAX and Motto Mortgage brands, (11) the Company’s ability to implement its technology initiatives, and (12) fluctuations in foreign currency exchange rates, and those risks and uncertainties described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and similar disclosures in subsequent periodic and current reports filed with the SEC, which are available on the investor relations page of the Company’s website at www.remax.com and on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Except as required by law, the Company does not intend, and undertakes no obligation, to update this information to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX HOLDINGS, INC.

Date: June 4, 2021	By:	/s/ Karri Callahan
Karri Callahan
Chief Financial Officer